UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 4, 2016 (December 8, 2015)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  On December 14, 2015, the registrant filed a Current Report under Items 2.01, 2.03, 1.01 and 3.02 of Form 8-K (the “Original Form 8-K”). This Amendment No. 1 to the Original Form 8-K is filed to provide the information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. The information contained in the Original Form 8-K is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The combined financial statements of Fidelity Access Networks, Inc. and Fidelity Telecom, LLC as of and for the years ended December 31, 2014 and 2013 (audited) are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The condensed combined financial statements of Fidelity Access Networks, Inc. and Fidelity Telecom, LLC as of and for the nine months ended September 30, 2015 and 2014 (unaudited) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Fusion Telecommunications International, Inc. as of September 30, 2015, the unaudited pro forma condensed combined statement of operations of Fusion Telecommunications International, Inc. for the year ended December 31, 2014 and the unaudited pro forma condensed combined statement of operations of Fusion Telecommunications International, Inc. for the nine months ended September 30, 2015, are furnished as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c)   Shell Company Transactions.

Not Applicable.

                (d)   Exhibits.

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of December 8, 2015, by and between Fusion NBS Acquisition Corp., as borrower, Opus Bank, as administrative agent and a lender, and each other lender from time to time a party thereto.*

10.2
Fourth Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of December 8, 2015, by and among Fusion NBS Acquisition Corp., as borrower, Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., Fusion BVX LLC, PingTone Communications, Inc., Fidelity Access Networks, LLC, Fidelity Connect LLC, Fidelity Voice Services, LLC, Fidelity Access Networks, Inc., Praesidian Capital Opportunity Fund III, LP, Praesidian Capital Opportunity Fund III -A, LP and United Insurance Company of America.*

10.3	Stock Purchase and Sale Agreement, dated as of December 8, 2015, by and among Fusion NBS Acquisition Corp., Mitch Marks, Ron Kohn and Robert Marks.*
23.1	Consent of Eisner Amper LLP
99.1	Combined financial statements of Fidelity Access Networks, Inc. and Fidelity Telecom, LLC as of and for the years ended December 31, 2014 and 2013 (audited).
99.2	Condensed combined financial statements of Fidelity Access Networks, Inc. and Fidelity Telecom, LLC as of and for the nine months ended September 30, 2015 and 2014 (unaudited).
99.3
Unaudited pro forma condensed combined balance sheet of Fusion Telecommunications International, Inc. as of September 30, 2015, unaudited pro forma condensed combined statement of operations of Fusion Telecommunications International, Inc. for the year ended December 31, 2014 and unaudited pro forma condensed combined statement of operations of Fusion Telecommunications International, Inc. for the nine months ended September 30, 2015.

* Filed as an Exhibit with the corresponding number to the Company’s Current Report on Form 8-K filed on December 14, 2015 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

February 4, 2016	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
as President, Chief Operating Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Eisner Amper LLP
99.1	Combined financial statements of Fidelity Access Networks, Inc. and Fidelity Telecom, LLC as of and for the years ended December 31, 2014 and 2013 (audited).
99.2	Condensed combined financial statements of Fidelity Access Networks, Inc. and Fidelity Telecom, LLC as of and for the nine months ended September 30, 2015 and 2014 (unaudited).
99.3
Unaudited pro forma condensed combined balance sheet of Fusion Telecommunications International, Inc. as of September 30, 2015, unaudited pro forma condensed combined statement of operations of Fusion Telecommunications International, Inc. for the year ended December 31, 2014 and unaudited pro forma condensed combined statement of operations of Fusion Telecommunications International, Inc. for the nine months ended September 30, 2015.